Exhibit 99

MEREDITH REPORTS FISCAL 2021 SECOND QUARTER AND FIRST HALF RESULTS
Record Digital Advertising and Political Revenues Drive Strong Revenue and Profit Performance
Generates Second Quarter Operating Cash Flow of $183 Million; $379 Million Cash on Hand
DES MOINES, IA (February 4, 2021) – Meredith Corporation (NYSE: MDP; Meredith.com) today reported fiscal 2021 second quarter and first half results as summarized below:

	Three Months		Six Months
Periods ended December 31, 2020	Results	Variance from Prior Year	Results	Variance from Prior Year
(In millions)
Total revenues	$901.5	11%	$1,595.0	4%

Earnings from continuing operations	148.5	F	190.8	F
Net special items [1,2]	4.5	(58)%	12.3	(39)%
Earnings from continuing operations before special items [2]	153.0	F	203.1	F
Adjusted EBITDA [2]	304.4	57%	447.6	41%
Net cash provided by operating activities	182.9	F	261.8	F
Free cash flow [2]	174.3	F	243.9	F
F represents favorable improvements greater than 100%. U represents unfavorability greater than 100%.
1	Special items primarily consist of restructuring costs and a pension settlement charge for the three months and severance and restructuring costs for the six months ended December 31, 2020.
2	See Tables 1-4 for supplemental disclosures regarding non-GAAP financial measures.

“Our audiences are engaging with Meredith’s trusted brands more than ever before, and our advertisers are responding in kind – both factors driving our record second quarter revenue and profit performance even as the COVID-19 pandemic continues to impact certain aspects of our business,” said Meredith Chairman and Chief Executive Officer Tom Harty. “Of particular note, National Media Group digital advertising revenues surpassed magazine advertising for the first time, marking a historic accomplishment and a critical piece of our long-term strategy.

“Our newer licensing and ecommerce initiatives produced strong results; Local Media Group political advertising revenues exceeded our expectations; and magazine and non-political spot television advertising continued to recover sequentially,” Harty continued. “Finally, our efforts to enhance financial flexibility and manage costs, particularly within our legacy magazine business, continue to produce tangible results including growth in operating profit and free cash flow and net debt reduction.”

Fiscal 2021 second quarter revenues grew 11 percent to a record $902 million from the prior-year period. Highlights from the second quarter of fiscal 2021 included:

•A 22 percent increase in National Media Group digital advertising revenues from the prior-year period. Sessions to Meredith’s owned and operated and network sites grew 16 percent from the prior-year period, led by the PEOPLE, Allrecipes, Martha Stewart Living, and InStyle brands.
•A 96 percent increase in Local Media Group political spot and digital advertising from the prior election cycle two years ago. Performance was led by the Phoenix and Atlanta markets, which combined accounted for approximately 60 percent of total political advertising revenues.

•A 34 percent increase in National Media Group digital consumer/licensing revenues from the prior-year period. Performance was driven by Apple News+, strong sales of Better Homes & Gardens-branded products at Walmart stores across the United States and at Walmart.com, and ecommerce via other retail partners.
•Continued sequential year-over-year improvement in Meredith’s magazine and non-political television advertising platforms. Both comparable National Media Group magazine advertising and Local Media Group non-political advertising revenues declined in the mid-teens from the prior-year period.
As a result of this performance, fiscal 2021 second quarter earnings from continuing operations more than doubled to $149 million from the prior-year period. Adjusted EBITDA grew 57 percent to $304 million.

Fiscal 2021 second quarter cash flow from operations and free cash flow each more than doubled to $183 million and $174 million, respectively, from the prior-year period, as Meredith benefited from record revenues, lower employee-related items, and lower restructuring payments.

Fiscal 2021 first half revenues grew 4 percent to $1.6 billion from the prior-year period. Earnings from continuing operations more than doubled to $191 million. Adjusted EBITDA grew 41 percent to $448 million.

Meredith had cash and cash equivalents of $379 million as of December 31, 2020, up from $201 million at September 30, 2020, and maintained a zero balance on its $350 million revolving credit facility. Net debt reduction remains Meredith’s No. 1 priority.

“We continue to benefit from the strength and durability of our diversified portfolio of brands and businesses,” Harty said. “We are excited to serve our consumers with high quality content from brands they can trust, and we are continually evolving our premium content and distribution to reach consumers where they are, leading to heightened engagement and stronger results for our advertising and marketing clients. Additionally, we are consistently able to identify opportunities to benefit from consumer related revenue streams, empowered by our audience reach of more than 190 million engaged consumers, including nearly 95 percent of adult women in the United States.”

CONFERENCE CALL PRESENTATION SLIDES AND WEBCAST

Meredith will post a presentation containing further detail on fiscal 2021 second quarter and first half results to the investor relations section of Meredith.com on February 4, 2021, at approximately 7:00 a.m. EST and host a conference call at 9:00 a.m. EST. A webcast will be accessible to the public on the Company’s website, and a replay will be available for two weeks. A transcript will also be available at Meredith.com.

RATIONALE FOR USE AND ACCESS TO NON-GAAP RESULTS

Management uses and presents GAAP and non-GAAP results to evaluate and communicate its performance. Non-GAAP measures should not be construed as alternatives to GAAP measures. Free cash flow, earnings from continuing operations before special items, operating profit before special items, adjusted EBITDA, adjusted EBITDA margin, and comparable results are common supplemental measures of performance used by investors and financial analysts.

Management believes that free cash flow, earnings from continuing operations before special items, operating profit before special items, adjusted EBITDA, adjusted EBITDA margin, and comparable results provide additional analytical tools. Free cash flow is defined as net cash provided by operating activities less capital expenditures. This metric has been included as a measure of the Company’s liquidity and ability to fund its operations. Earnings from continuing operations before special items and operating profit before special items remove the impact of special items on earnings from continuing operations and operating profit. Adjusted EBITDA is defined as earnings from continuing operations before interest expense, income taxes, depreciation, amortization, and special items. These special items have been removed as they have been deemed to be non-operational in nature. Comparable results remove the impact of portfolio changes in our magazine business to facilitate year-over-year comparisons. Management does not use adjusted EBITDA as a measure of liquidity or funds available for management’s discretionary use because it excludes certain contractual and nondiscretionary expenditures.

Results before special items are supplemental non-GAAP financial measures. While these adjusted results are not a substitute for reported results under GAAP, management believes this information is useful as an aid to further understand Meredith’s current performance, performance trends, and financial condition. Reconciliations of GAAP to non-GAAP measures are attached to this press release and at Meredith.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This release contains certain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company and its operations. Statements in this release that are forward-looking include, but are not limited to, the Company’s continued growth in operating profit, cash flow, and debt reduction. Forward-looking statements can be identified by words such as may, should, expects, provides, anticipates, assumes, can, will, meets, could, likely, intends, might, predicts, seeks, would, believes, estimates, plans, continues, guidance, or outlook, or variations of these words or similar expressions.

Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, market conditions, including the availability of debt capital and the terms upon which such debt can be secured, if at all; the impact of the COVID-19 pandemic on the Company, its customers and its suppliers; downturns in global, national and/or local economies; a softening of the domestic advertising market; world, national or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients or vendors; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, syndicated programming or other costs; changes in television network affiliation agreements; technological developments affecting products or methods of distribution; changes in government regulations affecting the Company’s industries; increases in interest rates; the consequences of acquisitions and/or dispositions; the Company’s ability to comply with the terms of its debt financing; and the risk factors contained in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), which is available on the SEC’s website at www.sec.gov, and the Company’s other filings with the SEC. Such risk factors may be amplified by the COVID-19 pandemic and its potential impact on the Company’s business and the global economy. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

ABOUT MEREDITH CORPORATION

Meredith Corporation (NYSE: MDP), a leading media company for nearly 120 years, produces service journalism that engages audiences with essential, inspiring, and trusted content. Meredith reaches consumers where they are across multiple platforms including digital, video, magazine, and broadcast television. Meredith's National Media Group reaches nearly 95 percent of all U.S. women and more than 190 million unduplicated American consumers every month through such iconic brands as PEOPLE, Better Homes & Gardens, Allrecipes, Southern Living, and REAL SIMPLE. Meredith’s premium digital network reaches more than 150 million consumers each month. The Company is the No. 1 U.S. magazine operator with 36 million subscribers and the No. 2 global licensor with robust brand licensing activities that include a Better Homes & Gardens partnership with Walmart. Meredith's Local Media Group portfolio includes 17 television stations reaching 11 percent of U.S. households and 30 million viewers. Meredith’s portfolio is concentrated in large, fast-growing markets, with seven stations in the nation’s Top 25 markets, including Atlanta, Phoenix, St. Louis, and Portland, and 13 stations in the Top 50.

-- # # # --

Shareholder/Financial Analyst Contact:	Media Contact:
Mike Lovell	Erica Jensen
Corporate Communications Executive Director	Chief Communications Officer
Phone: (515) 284-3622	Phone: (515) 284-3404
E-mail: Mike.Lovell@meredith.com	E-mail: Erica.Jensen@meredith.com

Meredith Corporation and Subsidiaries
Condensed Consolidated Statements of Earnings (Unaudited)

	Three Months		Six Months
Periods ended December 31,	2020	2019	2020	2019
(In millions except per share data)
Revenues
Advertising related	$525.1	$427.3	$883.6	$806.9
Consumer related	358.0	348.9	676.7	672.0
Other	18.4	34.3	34.7	56.8
Total revenues	901.5	810.5	1,595.0	1,535.7
Operating expenses
Production, distribution, and editorial	266.5	280.1	507.6	553.8
Selling, general, and administrative	332.6	338.4	643.8	669.2
Acquisition, disposition, and restructuring related activities	4.2	(0.5)	18.3	13.6
Depreciation and amortization	49.8	58.6	98.8	117.1
Impairment of long-lived assets	—	—	—	5.2
Total operating expenses	653.1	676.6	1,268.5	1,358.9
Income from operations	248.4	133.9	326.5	176.8
Non-operating income (expense), net	0.2	(7.2)	5.8	1.4
Interest expense, net	(43.1)	(36.9)	(86.6)	(75.8)
Earnings from continuing operations before income taxes	205.5	89.8	245.7	102.4
Income tax expense	(57.0)	(27.7)	(54.9)	(28.2)
Earnings from continuing operations	148.5	62.1	190.8	74.2
Loss from discontinued operations, net of income taxes	—	(24.3)	—	(30.3)
Net earnings	$148.5	$37.8	$190.8	$43.9

Basic earnings (loss) per share attributable to common shareholders
Continuing operations	$3.04	$0.93	$3.93	$0.75
Discontinued operations	—	(0.54)	—	(0.66)
Basic earnings per common share	$3.04	$0.39	$3.93	$0.09
Basic average common shares outstanding	46.2	45.7	46.1	45.7

Diluted earnings (loss) per share attributable to common shareholders
Continuing operations	$3.04	$0.91	$3.92	$0.75
Discontinued operations	—	(0.51)	—	(0.66)
Diluted earnings per common share	$3.04	$0.40	$3.92	$0.09
Diluted average common shares outstanding	46.3	47.3	46.2	45.7

Meredith Corporation and Subsidiaries
Segment Information (Unaudited)

	Three Months		Six Months
Periods ended December 31,	2020	2019	2020	2019
(In millions)
Revenues
Advertising related
National media	$295.4	$302.0	$523.0	$573.0
Local media	232.6	126.0	363.7	235.1
Intersegment revenue elimination	(2.9)	(0.7)	(3.1)	(1.2)
Total advertising related	525.1	427.3	883.6	806.9
Consumer related
National media	265.8	263.8	492.9	507.3
Local media	92.2	85.1	183.8	164.7
Total consumer related	358.0	348.9	676.7	672.0
Other
National media	14.8	31.4	27.8	49.8
Local media	3.6	2.9	6.9	7.0
Total other	18.4	34.3	34.7	56.8
Total revenues	$901.5	$810.5	$1,595.0	$1,535.7

Operating profit
National media	$114.3	$100.5	$145.8	$128.6
Local media	151.7	54.8	215.5	93.2
Unallocated corporate	(17.6)	(21.4)	(34.8)	(45.0)
Income from operations	$248.4	$133.9	$326.5	$176.8

Depreciation and amortization
National media	$40.6	$47.8	$80.6	$95.2
Local media	8.7	9.9	17.3	19.5
Unallocated corporate	0.5	0.9	0.9	2.4
Total depreciation and amortization	$49.8	$58.6	$98.8	$117.1

Adjusted EBITDA [1]
National media	$156.0	$141.0	$232.1	$231.6
Local media	160.6	66.7	240.5	115.6
Unallocated corporate	(12.2)	(13.7)	(25.0)	(30.8)
Total adjusted EBITDA	$304.4	$194.0	$447.6	$316.4
1     Adjusted EBITDA is earnings from continuing operations before interest expense, income taxes, depreciation, amortization, and special items.

Continued

Meredith Corporation and Subsidiaries
Segment Information (Unaudited)

	Three Months		Six Months
Periods ended December 31,	2020	2019	2020	2019
(In millions)
Revenues
National media
Digital	$161.2	$132.2	$266.3	$223.8
Magazine	120.4	149.4	228.9	309.8
Third party sales	13.8	20.4	27.8	39.4
Total advertising related	295.4	302.0	523.0	573.0
Subscription	144.8	159.8	278.2	310.3
Newsstand	40.3	37.7	75.4	80.3
Licensing	34.5	24.4	58.6	44.4
Affinity marketing	18.5	20.0	32.9	33.9
Digital and other consumer driven	27.7	21.9	47.8	38.4
Total consumer related	265.8	263.8	492.9	507.3
Project based	11.1	15.1	21.0	29.5
Other	3.7	16.3	6.8	20.3
Total other	14.8	31.4	27.8	49.8
Total national media	576.0	597.2	1,043.7	1,130.1
Local media
Non-political spot	75.3	89.5	132.1	166.3
Political spot	117.7	4.4	169.4	7.0
Digital	4.9	4.9	9.2	9.1
Third party sales	34.7	27.2	53.0	52.7
Total advertising related	232.6	126.0	363.7	235.1
Retransmission	91.9	85.1	183.3	164.7
Digital and other consumer driven	0.3	—	0.5	—
Total consumer related	92.2	85.1	183.8	164.7
Other	3.6	2.9	6.9	7.0
Total local media	328.4	214.0	554.4	406.8
Intersegment revenue elimination	(2.9)	(0.7)	(3.1)	(1.2)
Total revenues	$901.5	$810.5	$1,595.0	$1,535.7

Meredith Corporation and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

Assets	December 31, 2020	June 30, 2020
(In millions)
Current assets
Cash and cash equivalents	$379.1	$132.4
Accounts receivable, net	542.3	461.9
Inventories	33.8	34.2
Current portion of subscription acquisition costs	222.1	213.2
Other current assets	62.9	43.1
Total current assets	1,240.2	884.8
Property, plant, and equipment, net	377.4	399.9
Operating lease assets	387.6	404.6
Subscription acquisition costs	212.8	221.6
Other assets	242.4	232.4
Intangible assets, net	1,586.3	1,647.5
Goodwill	1,719.6	1,719.3
Total assets	$5,766.3	$5,510.1

Liabilities and Shareholders’ Equity
Current liabilities
Current portion of long-term debt	$4.1	$4.1
Current portion of operating lease liabilities	35.7	35.2
Accounts payable	124.4	121.1
Accrued expenses and other liabilities	225.2	168.1
Current portion of unearned revenues	402.3	403.2
Total current liabilities	791.7	731.7
Long-term debt	2,985.2	2,981.8
Operating lease liabilities	449.4	466.7
Unearned revenues	254.6	267.5
Deferred income taxes	468.7	463.8
Other noncurrent liabilities	206.8	210.4
Total liabilities	5,156.4	5,121.9

Shareholders’ equity
Common stock	40.5	40.3
Class B stock	5.1	5.1
Additional paid-in capital	240.0	227.6
Retained earnings	390.5	197.6
Accumulated other comprehensive loss	(66.2)	(82.4)
Total shareholders’ equity	609.9	388.2
Total liabilities and shareholders' equity	$5,766.3	$5,510.1

Meredith Corporation and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited)

Six months ended December 31,	2020	2019
(In millions)
Net cash provided by operating activities	$261.8	$72.1

Cash flows from investing activities
Acquisitions of and investments in businesses and assets, net of cash acquired	—	(23.0)
Net proceeds from disposition of assets, net of cash sold	5.2	33.8
Additions to property, plant, and equipment	(17.9)	(34.5)
Other	0.7	—
Net cash used in investing activities	(12.0)	(23.7)

Cash flows from financing activities
Proceeds from issuance of long-term debt	—	280.0
Repayments of long-term debt	(2.0)	(260.0)
Dividends paid	—	(83.2)
Purchases of Company stock	(0.9)	(4.2)
Proceeds from common stock issued	0.9	1.1
Payment of acquisition related contingent consideration	(1.0)	—
Financing lease payments	(0.7)	(0.7)
Net cash used in financing activities	(3.7)	(67.0)
Effect of exchange rate changes on cash and cash equivalents	0.6	(0.1)
Change in cash held-for-sale	—	(5.1)
Net increase (decrease) in cash and cash equivalents	246.7	(23.8)
Cash and cash equivalents at beginning of period	132.4	45.0
Cash and cash equivalents at end of period	$379.1	$21.2

Table 1
Meredith Corporation and Subsidiaries
Supplemental Disclosures Regarding Non-GAAP Financial Measures

Special Items - The following tables show earnings from continuing operations as reported under accounting principles generally accepted in the United States of America (GAAP) and excluding the special items. Earnings from continuing operations before special items are non-GAAP measures. Management’s rationale for presenting non-GAAP measures is included in the text of this earnings release.

	Three Months		Six Months
Periods ended December 31,	2020	2019	2020	2019
(In millions except per share data)
Earnings from continuing operations	$148.5	$62.1	$190.8	$74.2
Special items
Integration and restructuring costs	3.9	4.0	7.5	12.4
Severance and related benefit costs	0.5	3.8	12.9	9.9
Pension settlements	1.8	8.8	1.8	8.8
Write-down of impaired assets	—	—	—	5.2
Loss (gain) on investment	—	—	(3.6)	1.1
Release of lease guarantee	—	—	—	(8.0)
Gain on sale of businesses and assets	—	(8.3)	—	(8.7)
Other	(0.2)	0.4	(2.1)	0.4
Special items subtotal	6.0	8.7	16.5	21.1
Tax expense (benefit) on special items	(1.5)	2.1	(4.2)	(1.1)
Net special items	4.5	10.8	12.3	20.0
Earnings from continuing operations before special items (non-GAAP)	$153.0	$72.9	$203.1	$94.2

Diluted earnings per share attributable to common shareholders before special items (non-GAAP)
Continuing operations	$3.04	$0.91	$3.92	$0.75
Per share impact of net special items	0.09	0.23	0.26	0.44
Earnings per share from continuing operations before special items (non-GAAP)	$3.13	$1.14	$4.18	$1.19

Table 2
Meredith Corporation and Subsidiaries
Supplemental Disclosures Regarding Non-GAAP Financial Measures

Special Items
The following tables show results of operations as reported under GAAP and excluding the special items. Results of operations excluding the special items are non-GAAP measures. Management’s rationale for presenting non-GAAP measures is included in the text of this earnings release.

Adjusted EBITDA
Consolidated adjusted EBITDA, which is reconciled to net earnings in the following tables, is defined as earnings from continuing operations before interest expense, income taxes, depreciation, amortization, and special items.

Segment adjusted EBITDA is a measure of segment earnings before depreciation, amortization, and special items. Segment adjusted EBITDA margin is defined as segment adjusted EBITDA divided by segment revenues.

Three months ended December 31, 2020	National Media	Local Media	Unallocated Corporate	Total
(In millions)
Revenues	$576.0	$328.4

Net earnings				$148.5
Income tax expense				57.0
Interest expense, net				43.1
Non-operating income, net				(0.2)
Operating profit	$114.3	$151.7	$(17.6)	248.4
Special items included in operating profit
Integration and restructuring costs	—	—	3.9	3.9
Severance and related benefit costs	0.5	—	—	0.5
Other	(0.2)	—	—	(0.2)
Total special items included in operating profit	0.3	—	3.9	4.2
Operating profit before special items (non-GAAP)	114.6	151.7	(13.7)	252.6
Non-operating income (expense), net	0.8	0.2	(0.8)	0.2
Special item included in non-operating income (expense), net - pension settlement	—	—	1.8	1.8
Depreciation and amortization	40.6	8.7	0.5	49.8
Adjusted EBITDA (non-GAAP)	$156.0	$160.6	$(12.2)	$304.4

Segment operating margin	19.8%	46.2%
Segment adjusted EBITDA margin	27.1%	48.9%

Table 2 Continued

Three months ended December 31, 2019	National Media	Local Media	Unallocated Corporate	Total
(In millions)
Revenues	$597.2	$214.0

Net earnings				$37.8
Loss from discontinued operations, net of income taxes				24.3
Earnings from continuing operations				62.1
Income tax expense				27.7
Interest expense, net				36.9
Non-operating expense, net				7.2
Operating profit	$100.5	$54.8	$(21.4)	133.9
Special items included in operating profit
Integration and restructuring costs	—	—	4.0	4.0
Severance and related benefit costs	—	1.7	2.1	3.8
Gain on sale of businesses and assets	(8.3)	—	—	(8.3)
Other	—	—	0.4	0.4
Total special items included in operating profit	(8.3)	1.7	6.5	(0.1)
Operating profit before special items (non-GAAP)	92.2	56.5	(14.9)	133.8
Non-operating income (expense), net	1.0	0.3	(8.5)	(7.2)
Special item included in non-operating income (expense), net – pension settlement charge	—	—	8.8	8.8
Depreciation and amortization	47.8	9.9	0.9	58.6
Adjusted EBITDA (non-GAAP)	$141.0	$66.7	$(13.7)	$194.0

Segment operating margin	16.8%	25.6%
Segment adjusted EBITDA margin	23.6%	31.2%

Table 3
Meredith Corporation and Subsidiaries
Supplemental Disclosures Regarding Non-GAAP Financial Measures

Special Items
The following tables show results of operations as reported under GAAP and excluding the special items. Results of operations excluding the special items are non-GAAP measures. Management’s rationale for presenting non-GAAP measures is included in the text of this earnings release.

Adjusted EBITDA
Consolidated adjusted EBITDA, which is reconciled to net earnings in the following tables, is defined as earnings from continuing operations before interest expense, income taxes, depreciation, amortization, and special items.

Segment adjusted EBITDA is a measure of segment earnings before depreciation, amortization, and special items. Segment adjusted EBITDA margin is defined as segment adjusted EBITDA divided by segment revenues.

Six months ended December 31, 2020	National Media	Local Media	Unallocated Corporate	Total
(In millions)
Revenues	$1,043.7	$554.4

Net earnings				$190.8
Income tax expense				54.9
Interest expense, net				86.6
Non-operating income, net				(5.8)
Operating profit	$145.8	$215.5	$(34.8)	326.5
Special items included in operating profit
Severance and related benefit costs	5.1	7.2	0.6	12.9
Integration and restructuring costs	0.2	—	7.3	7.5
Other	(1.1)	—	(1.0)	(2.1)
Total special items included in operating profit	4.2	7.2	6.9	18.3
Operating profit before special items (non-GAAP)	150.0	222.7	(27.9)	344.8
Non-operating income, net	5.1	0.5	0.2	5.8
Special items included in non-operating income, net
Pension settlement	—	—	1.8	1.8
Gain on investment	(3.6)	—	—	(3.6)
Total special items included in non-operating income, net	(3.6)	—	1.8	(1.8)
Depreciation and amortization	80.6	17.3	0.9	98.8
Adjusted EBITDA (non-GAAP)	$232.1	$240.5	$(25.0)	$447.6

Segment operating margin	14.0%	38.9%
Segment adjusted EBITDA margin	22.2%	43.4%

Table 3 Continued

Six months ended December 31, 2019	National Media	Local Media	Unallocated Corporate	Total
(In millions)
Revenues	$1,130.1	$406.8

Net earnings				$43.9
Loss from discontinued operations, net of income taxes				30.3
Earnings from continuing operations				74.2
Income tax expense				28.2
Interest expense, net				75.8
Non-operating income, net				(1.4)
Operating profit	$128.6	$93.2	$(45.0)	176.8
Special items included in operating profit
Integration and restructuring costs	3.0	—	9.4	12.4
Severance and related benefit costs	5.1	2.3	2.5	9.9
Write-down of impaired assets	5.2	—	—	5.2
Gain on sale of businesses and assets	(8.7)	—	—	(8.7)
Other	—	—	0.4	0.4
Total special items included in operating profit	4.6	2.3	12.3	19.2
Operating profit before special items (non-GAAP)	133.2	95.5	(32.7)	196.0
Non-operating income (expense), net	10.1	0.6	(9.3)	1.4
Special items included in non-operating income (expense), net
Pension settlement	—	—	8.8	8.8
Loss on investment	1.1			1.1
Release of lease guarantee	(8.0)	—	—	(8.0)
Total special items included in non-operating income (expense), net	(6.9)	—	8.8	1.9
Depreciation and amortization	95.2	19.5	2.4	117.1
Adjusted EBITDA (non-GAAP)	$231.6	$115.6	$(30.8)	$316.4

Segment operating margin	11.4%	22.9%
Segment adjusted EBITDA margin	20.5%	28.4%

Table 4

Meredith Corporation and Subsidiaries
Supplemental Disclosures Regarding Non-GAAP Financial Measures

Free Cash Flow – The following table presents net cash provided by operating activities as reported under GAAP and additions to property, plant, and equipment also as reported under GAAP. Free cash flow is a non-GAAP measure. Management’s rationale for presenting non-GAAP measures is included in the text of this earnings release.

	Three Months		Six Months
Periods ended December 31,	2020	2019	2020	2019
(In millions)
Net cash provided by operating activities	$182.9	$85.6	$261.8	$72.1
Less: additions to property, plant, and equipment	(8.6)	(18.6)	(17.9)	(34.5)
Free cash flow	$174.3	$67.0	$243.9	$37.6